SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
                        ---------------------------------
                                    FORM  8-K
                                 CURRENT  REPORT
                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934
                        DATE  OF  REPORT  September  13,  2004
                        DATE  OF  EARLIEST  EVENT  REPORTED):
                                ----------------


                          NEW  MEDIUM  ENTERPRISES,  INC.
                            -----------------------


             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF          (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)         IDENTIFICATION  NO.)

      NEVADA                                11-3502174




(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                                 ETHEL  SCHWARTZ
                      CHIEF  EXECUTIVE  OFFICER  AND  PRESIDENT
                                  1510  51  ST.
                                BROOKLYN  NY  11219
                                TEL:  718-435-5291
                                FAX:  718-972-6196




Item  5.02  Appointment  of  Director

On September 13, 2004 the Board of Directors appointed Mr. Barry Williamson as A director of our company.

Since 1984 Barry Williamson has been the President and principal owner of Williamson & Co., a U.K Real estate entity engaged in sales, rentals, & construction, & raising the finance for the multimillion pound developments he has been involved in. Mr. Williamson is a Fellow of The Chartered Management Institute, Fellow Institute of Sales & Marketing Management, and a Member of The Land Institute. Williamson and Co also runs an executive head hunting and recruitment placing specialized persons in jobs in the Middle East.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


New  Medium  Enterprises,  Inc.
-------------------------------
(Registrant)


By:  Ethel  Schwartz
CEO,  President,  and  Director

Date:  October  11,  2004